Exhibit 99.1

AMENDMENT TO FORBEARANCE AGREEMENT

THIS AMENDMENT TO FORBEARANCE AGREEMENT, (this “Amendment”), dated as of July 17, 2013, is by and among UniTek Global Services, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors signatory hereto, the several banks and financial institutions signatory hereto as Lenders, constituting collectively Required Lenders under the Credit Agreement (as defined in the Forbearance Agreement), and Cerberus Business Finance, LLC, in its capacity as administrative agent under the Credit Agreement (the “Administrative Agent”).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Forbearance Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to that certain Forbearance Agreement, dated as of June 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), by and among the Borrower, the several banks and financial institutions or entities party thereto as Lenders and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Forbearance Agreement to modify the Forbearance Period; and

WHEREAS, the Required Lenders have agreed to the requested modifications but only on the terms and conditions contained in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendments. The Required Lenders hereby agree to amend the Forbearance Agreement by amending and restating Section 3.1(i) in its entirety as follows:

“(i) July 26, 2013; and”

Section 2. Agreements.  During the period from the date hereof until the Forbearance Period Termination Date, Borrower, Administrative Agent and Lenders agree to negotiate, prepare, execute and deliver definitive documentation for a limited waiver and second amendment to the Credit Agreement (the “Amendment Documentation”) in accordance with the terms and provisions set forth in the Term Sheet attached hereto as Exhibit A.  For the avoidance of doubt, nothing herein shall prohibit the negotiation by the Borrower of a refinancing of the Credit Agreement with any other parties, in lieu of the Amendment Documentation.

Section 3. Continuing Effect of the Credit Agreement; No Other Changes. This Amendment shall not constitute an amendment of any provision of the Forbearance Agreement, the Credit Agreement or any other Loan Document not expressly referred to herein.  The provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms. This Amendment shall constitute a Loan Document.

Section 4. Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent shall have been satisfied or waived:

(a) Amendment.  The Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, Administrative Agent and Lenders constituting collectively the Required Lenders.

(b) Payment of Costs, Expenses and Fees.  (i) All unpaid fees and expenses of the Administrative Agent (including  the legal fees and expenses of Klee, Tuchin, Bogdanoff and Stern LLP (“KTB&S”)) and any counsel to the Lenders shall have been paid by the Borrower in connection with the Credit Agreement, this Amendment and any related transactions, (ii) a retainer in the amount of $100,000 shall have been paid to KTB&S by the Borrower for KTB&S’s fees and expenses in connection with the negotiation and preparation of the Amendment Documentation and other work done on behalf of the Administrative Agent and (iii)  a forbearance fee in an amount equal to 0.50% of the principal amount of the outstanding Term Loans held as of the date hereof by each Lender party hereto, which fee shall be fully earned on the date hereof, shall constitute an Obligation under the Credit Agreement and the other Loan Documents and shall have been paid by the Borrower on the date hereof by adding such fee to the principal amount of the outstanding Term Loans held by such Lender on such date.

Section 5. No Default. The Borrower represents that, immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, except as set forth in the Forbearance Agreement.

Section 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 8. Binding Effect; Successors and Assigns.   All agreements, representations, warranties, indemnities and covenants contained herein and the respective rights and obligations of the parties hereunder and thereunder shall be binding upon the Person making the same and its successors and assigns, and inure to the benefit of, each Person for whom made and its respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and as of the date first written above.

BORROWER:	UNITEK GLOBAL SERVICES, INC.

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:	UNITEK ACQUISITION, INC.

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	Chief Financial Officer

PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	Treasurer

Signature Page to Amendment to Forbearance Agreement

CERBERUS BUSINESS FINANCE, LLC, as Administrative Agent

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	President

Signature Page to Amendment to Forbearance Agreement

CERBERUS ASRS FUNDING LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP
By:	CAL I GP Holdings LLC, its General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Senior Managing Director

CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS OFFSHORE LEVERED II LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

Signature Page to Amendment to Forbearance Agreement

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

By:	/s/ Robert Hamwee
Name:	Robert Hamwee
Title:	President and CEO

Signature Page to Amendment to Forbearance Agreement

Halcyon Loan Management Company LLC, on behalf of its affiliated Lender companies and portfolios

By:	/s/ Brian T. Yorke
Name:	Brian T. Yorke
Title:	Portfolio Manager

Signature Page to Amendment to Forbearance Agreement

Main Street Capital Corporation

By:	/s/ Nick Meserve
Name:	Nick Meserve
Title:	Managing Director

Signature Page to Amendment to Forbearance Agreement

Cetus Capital II, LLC
Littlejohn Opportunities Master Fund LP
SG Distressed Fund, LP

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

Signature Page to Amendment to Forbearance Agreement

PennantPark Floating Rate Capital Ltd.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	CEO

Signature Page to Amendment to Forbearance Agreement

TICC CLO LLC
As Lender

TICC Capital Corp.
As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

Signature Page to Amendment to Forbearance Agreement

TICC CLO 2012-1 LLC
As Lender

TICC Capital Corp.
As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

Signature Page to Amendment to Forbearance Agreement

T2 Income Fund CLO I, Ltd.
As Lender

T2 Advisers, LLC
As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

Signature Page to Amendment to Forbearance Agreement

EXHIBIT A Term Sheet (see attached)

UNITEK GLOBAL SERVICES, INC.

TERM SHEET FOR PROPOSED LIMITED WAIVER AND SECOND AMENDMENT TO EXISTING CREDIT AGREEMENT

Reference is made to that certain Credit Agreement, dated as of April 15, 2011 (as amended on September 14, 2012, and as in effect on the date immediately prior to the date hereof, the “Existing Credit Agreement”; unless otherwise defined herein, capitalized terms are used herein as defined in the Existing Credit Agreement).

BORROWER:	UniTek Global Services, Inc. (the “Borrower”).

GUARANTORS:	Each Subsidiary Guarantor.

AGENT:	Cerberus Business Finance, LLC (the “Agent”).

LENDERS:	The Lenders under the Existing Credit Agreement.

CLOSING DATE:	July 26, 2013

WAIVER AND AMENDMENT DOCUMENTATION:

Waivers will be provided for each of the existing Defaults and Events of Default (the “Waivers”). In consideration for the Waivers, among other things, the Existing Credit Agreement will be amended to reflect the amendments set forth herein (the “Amendments”, such waiver and amendment documentation referred to herein as the “Amendment Documentation”). Except as described in this Term Sheet or necessary to effectuate the Amendments, the representations and warranties, events of default and, covenants shall remain the same as are currently in the Existing Credit Agreement.

INTEREST RATE:

From and after the Amendment Effective Date (as defined herein) the Loans (other than Incremental Term Loans) shall bear interest as follows:

•      Eurodollar Loans: cash pay = Eurodollar Rate + 9.50% plus

PIK = 4.0%

•      ABR Loans: cash pay = ABR + 8.50% plus

PIK = 4.0%

LIBOR subject to a floor of 1.5%. The definition of Interest Payment Date shall be amended to provide that interest shall be paid on the last day of each month for both Eurodollar Loans and ABR Loans.

COLLATERAL:

No changes to the required Collateral under the Existing Credit Agreement and the other Loan Documents. On or prior to the Amended Effective Date, the Loan Parties shall have provided all required updates and executed and delivered all necessary Security Documents in order for the Agent to have perfected Liens in the Collateral.

MANDATORY PREPAYMENTS:

“Excess Cash Flow” shall be reduced by the amount by which aggregate cash collateralized letters of credit outstanding as of the end of such fiscal year exceed the aggregate cash collateralized letters of credit outstanding as of the end of the immediately preceding fiscal year, and shall be increased by the amount by which aggregate cash collateralized letters of credit outstanding as of the end of such fiscal year are less than the aggregate cash collateralized letters of credit outstanding as of the end of the immediately preceding fiscal year.

The “ECF Percentage” definition will be amended to provide for 75% of Excess Cash Flow for each fiscal year with a step-down to 50% if the Consolidated Leverage Ratio on the last day of such fiscal year is not greater than 2.50 to 1.0.

Excess Cash Flow payments will be limited to the extent such payment would cause the Company to have Undrawn Availability of less than $5,000,000 or, as to the Excess Cash Flow based on fiscal year 2013, the minimum availability required under the DirectTV rescission letter.

From and after the Amendment Effective Date, the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from mandatory prepayment or reinvestment shall be $250,000 in the aggregate.

INCREMENTAL FACILITIES:

The aggregate amount of borrowing of Incremental Terms Loans shall not change. Any request for any Incremental Term Loan shall be subject to the consent of the Required Lenders, in their sole and absolute discretion.

AFFIRMATIVE COVENANTS

Financial Statements: (i) Audited consolidated financials for the 2012 fiscal year (as further described in Section 5.1(a) of the Existing Credit Agreement) are to be delivered within 30 days of the Amendment Effective Date, which financials may be qualified as to going concern or restatement issues; provided that such qualifications do not constitute a default under the ABL Documents or any other material contract; and (ii) unaudited consolidated financial statements for the first fiscal quarter and second fiscal quarter of 2013 (as further described in Section 5.1(b) of the Existing Credit Agreement) are to be delivered within 45 days of the Amendment Effective Date.

Certificates: Other Information: Additional requirements for (i) a monthly update and status call (scheduled on or about the 15th of each month starting with August 2013) with management and the Agent and Lenders; (ii) until the Consolidated Leverage Ratio (calculated on the last day of the fiscal year) is not greater than 2.50 to 1.0, delivery on the second Business Day of each week a rolling 13-week consolidated cash flow forecast; and (iii) delivery to the Agent (for distribution to the Lenders), within five days of any board meeting, of copies of the board packages for such meeting (with any necessary redactions to protect privileged information and excluding any information for which there may be a conflict of interest).

Ratings: Within the earlier of (i) 60 days after the issuance of the

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audited financial statements for the 2012 fiscal year and (ii) 180 days after the Amendment Effective Date, use commercially reasonable efforts to receive, and thereafter maintain at all times, a monitored public rating of the Facilities by Moody’s, as further described in Section 5.11 of the Existing Credit Agreement.

Post-Closing Obligations to Amendments: Delivery to the Agent and Lender written evidence from DIRECTV confirming rescission of the notice of termination of the DIRECTV/Direct Sat Contract.

FINANCIAL CONDITION COVENANTS(1):	Consolidated Leverage Ratio: TBD Consolidated Fixed Charge Coverage Ratio: TBD

NEGATIVE COVENANTS:

Indebtedness: reduction in baskets or elimination of certain carve-outs as follows:

(i) Capital Lease Obligations to be limited to $15,000,000 in the aggregate principal amount at any time;

(ii) Indebtedness of Person becoming Subsidiaries after the Amendment Effective Date in an aggregate principal amount not to exceed $0.00 at any time outstanding;

(iii) elimination of Section 6.2(o) under the Existing Credit Agreement with respect to the incurrence of Indebtedness for Permitted Earn-Out Obligations;

(iv) Subordinated Debt incurred after the Amendment Effective Date in connection with Permitted Acquisitions in an aggregate principal amount not to exceed $0.00 at any one time; and

(v) Intentionally omitted.

Liens: elimination of general Lien basket in Section 6.3(q) of the Existing Credit Agreement.

Disposition of Property: amendments to (i) Section 6.5(f) of the Existing Credit Agreement to clarify that the carve-out permits a Disposition of Cash Equivalents in exchange for cash or Cash Equivalents in an amount equal to the fair market value of such Cash Equivalents on the date of Disposition; and (ii) Section 6.5(n) of the Existing Credit Agreement to clarify that such Dispositions are subject to Section 2.6(b) (the mandatory prepayment provision) and the consideration for such Disposition must be in cash.

Restricted Payments: reduction in the officer/employee equity repurchase basket in Section 6.6(b) of the Existing Credit Agreement to $1,000,000 in the aggregate for any fiscal year if, at such time, had cash and undrawn availability under the ABL of not less than $10,000,000.

Investments: reduction in baskets or elimination of certain carve-outs

(1)  Note: The ratios will be revised to reflect a 20% cushion in the projections (i.e. set at levels of 80% of such projections).  The definition of Consolidated EBITDA will be amended to include the amendments made to such definition in the ABL Credit Agreement.

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as follows:

(i) elimination Permitted Acquisitions provision (Section 6.7(g) of the Existing Credit Agreement);

(ii) elimination non-cash consideration for Dispositions provision (Section 6.7(i) of the Existing Credit Agreement);

(iii) Investments in Subsidiaries which are not Loan Parties after the Amendment Effective Date in an aggregate amount not to exceed $750,000 at any time outstanding;

(iv) elimination of earn-out obligations provisions (Section 6.7(o) of the Existing Credit Agreement); and

(v) additional Investments made after the Amendment Effective Date in an aggregate amount no to exceed $800,000 during the remaining term of the Existing Credit Agreement, as amended.

Loan Parties to provide updated Schedules 6.2(d) (outstanding Indebtedness), 6.3(f) (existing Liens) and 6.7(m) (existing Investments).

WARRANTS:

Penny warrants (the “Warrants”) for 19.99% of the Borrower’s common stock (based on the number of shares outstanding immediately prior to such issuance and not including the shares issuable upon exercise of such warrant), exercisable by each Lender, on a cashless basis, at any time in its sole discretion and providing for other customary protections, including, without limitation, anti-dilution and registration rights, subject to such limitations, if any, as are necessary to cause the warrant to be issuable without shareholder approval in accordance with the rules of the Nasdaq Stock Market LLC. Issuance of the Warrants to the Lenders will be on a pro rata basis in accordance with the outstanding Loans held by each Lender.

CONDITIONS PRECEDENT:

The effectiveness of the Waivers and Amendments shall be conditioned upon satisfaction of, among other things, the following conditions precedent on or before July 26, 2013 (such date referred to herein as the “Amendment Effective Date”):

(i) the Borrower, the Required Lenders and the Agent shall have executed and delivered definitive Amendment Documentation acceptable to the Required Lenders and the Agent in their sole discretion;

(ii) the Warrants shall be issued concurrently with the closing of the Amendments;

(iii) (A) the representations and warranties contained in the Existing Credit Agreement, as amended, shall be true and correct on the Closing Date and additional representations and warranties shall be provided as to due authorization, execution and delivery of the Amendment Documentation and that the 2012 audited financial statements, as qualified, will not cause a default under the ABL Documents or any other material contract and (B) after giving effect to the Waivers and the Amendments, no Default or Event of Default shall

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have occurred and be continuing on the Amendment Effective Date or would result after giving effect to the Amendments;

(iv) the Agent and the Lenders shall have received such amendments, agreements, consents, approvals and other documents in connection with the Amendments (including reaffirmations of all relevant Loan Documents), each satisfactory in form and substance to the Agent and Required Lenders in their sole discretion;

(v) the Agent and the Lenders shall have received such customary legal opinions on the enforceability of the Amendment Documentation and the Existing Credit Agreement, as amended, and such other certificates, resolutions, documents and other instruments as are customary for transactions of this type;

(vi) the Agent and the Lenders shall have received (A) copies of the final duly executed documentation with respect to the amendment/refinancing of the ABL Credit Agreement (along with all exhibits and schedules and any related documents entered into in connection therewith) and (B) written confirmation by the Borrower, satisfactory to the Agent and the Lenders, that the $30 million in additional availability shall be available to the Borrower;

(vii) the Agent and the Lenders shall be reasonably satisfied as to the status of the Borrower’s business relationship with DIRECTV;

(viii) the Agent and the Lenders shall be reasonably satisfied that the Borrower’s management team has been appropriately incentivized; and

(ix) the Agent and the Lenders shall have received all fees required to be paid, and all expenses (including fees and expenses for legal counsel) in connection with this transaction, on or before the Amendment Effective Date.

WAIVER AND AMENDMENT FEE:

A waiver and amendment fee of 2.0% of the outstanding Loans held by each consenting Lender, with credit given for the 0.50% forbearance fee under the Amendment to the Forbearance Agreement to be entered into on or about July 15, 2013, to be added to the outstanding principal amount of the Term Loan of such Lender.

COSTS AND EXPENSES; LEGAL FEES:

The Borrower shall reimburse the Agent for all reasonable out-of-pocket costs and expenses in connection this transaction.

All legal fees and expenses of KTB&S and Bracewell & Giuliani LLP related to the transaction are to be paid by the Borrower.

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